UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2020

EAGLE MATERIALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5960 BERKSHIRE LANE, SUITE 900 DALLAS, TEXAS	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 432-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

Eagle Materials Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) in order to file the historical financial statements and pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K, as well as the independent auditor consent, which were omitted as permitted in paragraphs (a)(4) and (b)(2) of such Item from its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2020 (the “Original Form 8-K”) in connection with the acquisition of certain assets (the “Acquisition”) of Kosmos Cement Company, a Kentucky general partnership (the “Seller”). The financial statements and information filed with this Amendment No. 1 consist of the historical financial statements of the Seller specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required in connection with the Acquisition pursuant to Article 11 of Regulation S-X. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K; it does not purport to represent the actual results of operations that the Company would have achieved had it completed the Acquisition prior to the periods presented in the pro forma financial information and it is not intended to project the future results of operations that the Company may achieve after the Acquisition.

Capitalized terms used in this Amendment No. 1 without definition have the respective meanings given to them in the Original Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited financial statements of the Seller and accompanying notes related thereto as of and for the years ended December 31, 2019 and 2018 are filed herewith as Exhibit 99.1

The unaudited financial statements of the Seller and accompanying notes related thereto as of and for the nine-months ended September 30, 2019 and 2018 are filed herewith as Exhibit 99.2

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and accompanying notes related thereto as of December 31, 2019 and for the nine-months ended December 31, 2019 and the fiscal year ended March 31, 2019 are filed herewith as Exhibit 99.3.

(c)    Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1	The audited financial statements of the Seller and accompanying notes related thereto as of and for the years ended December 31, 2019 and 2018.

99.2	The unaudited financial statements of the Seller and accompanying notes related to the nine-month periods as of and for the nine months ended September 30, 2019 and 2018.

99.3

The unaudited pro forma condensed combined financial statements of Eagle Materials Inc. and accompanying notes related thereto as of December 31, 2019 and for the nine-months ended December 31, 2019 and the fiscal year ended March 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General
Counsel and Secretary

Date: May 12, 2020